UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

MAUI LAND & PINEAPPLE COMPANY, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877‑3351

March 31, 2023

To Our Stockholders:

We are pleased to invite you to the 2023 Virtual Annual Meeting of Stockholders, or the Annual Meeting, of Maui Land & Pineapple Company, Inc., or the Company, which will be held on Tuesday, May 16, 2023, at 8:30 a.m., Hawaii Standard Time, via conference call. To obtain the Conference Call Number and Passcode please pre-register at least two hours before the Annual Meeting begins at https://mauiland.com/investor.shtml and upon registration you will be provided with the Annual Meeting information. To pre-register for the Annual Meeting, you will need the control number found on the upper right-hand corner of the proxy card included in the proxy materials. The attached notice and proxy statement describe the formal business to be transacted at the Annual Meeting.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, at http://www.edocumentview.com/MLP. On March 31, 2023, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions regarding how you may request a paper copy of these materials by mail, telephone or email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

The accompanying proxy statement provides information regarding the matters we are asking you to consider and vote upon at the Annual Meeting, which are:

1.	the election of five directors to serve for a one‑year term to expire at the 2024 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	the approval, on a non‑binding advisory basis, of the compensation paid to our named executive officers;

3.	the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2023;

4.

the approval of the amendment to the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan to increase the total number of shares reserved for issuance by 500,000 shares and to increase the individual award limit to 400,000 shares; and

5.	the transaction of such other business as may be properly brought before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors of the Company, or the Board, has set March 21, 2023, as the record date, or the Record Date, for the Annual Meeting. Only stockholders of record as of the close of business on the Record Date will be able to attend and vote during the Annual Meeting. A list of our stockholders of record as of the close of business on the Record Date will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices, 200 Village Road, Lahaina, HI 96761.

The Board has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote “FOR” each matter to be considered.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying proxy statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

Thank you for your continued support of Maui Land & Pineapple Company, Inc.

Sincerely,

/s/ WARREN H. HARUKI
Warren H. Haruki Chairperson & Chief Executive Officer

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials:

March 31, 2023

GENERAL INFORMATION REGARDING THE ANNUAL MEETING	1
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	7
PROPOSAL 1: TO ELECT FIVE DIRECTORS TO SERVE FOR A ONE-YEAR TERM TO EXPIRE AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED	8
INFORMATION REGARDING DIRECTOR NOMINEES	9
INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE	11
INFORMATION REGARDING COMMITTEES OF THE BOARD	12
PROPOSAL 2: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	14
EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION	16
DIRECTOR COMPENSATION	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
PROPOSAL 3: TO RATIFY THE APPOINTMENT OF ACCUITY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023	24
REPORT OF THE AUDIT COMMITTEE	25
PROPOSAL 4: TO APPROVE THE AMENDMENT TO THE MAUI LAND & PINEAPPLE COMPANY, INC. 2017 EQUITY AND INCENTIVE AWARD PLAN TO INCREASE THE TOTAL NUMBER OF SHARES RESERVED FOR ISSUANCE BY 500,000 SHARES AND TO INCREASE THE INDIVIDUAL AWARD LIMIT TO 400,000 SHARES	26
HOUSEHOLDING OF PROXY MATERIALS	31
ADDITIONAL INFORMATION	32
OTHER MATTERS	33

PROXY STATEMENT

FOR

2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

OF

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877‑3351

GENERAL INFORMATION REGARDING THE ANNUAL MEETING

This proxy is solicited on behalf of the Board of Directors, or the Board, of Maui Land & Pineapple Company, Inc., a Delaware corporation, in connection with the solicitation of proxies for use at the 2023 Virtual Annual Meeting of Stockholders, or the Annual Meeting, to be held virtually on Tuesday, May 16, 2023, at 8:30 a.m., Hawaii Standard Time, via conference call. To obtain the Conference Call Number and Passcode please pre-register at least two (2) hours before the Annual Meeting begins at https://mauiland.com/investor.shtml and upon registration you will be provided with the Annual Meeting information. To pre-register for the Annual Meeting, you will need the control number found on the upper right-hand corner of the proxy card included in the proxy materials. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

As used in this Proxy Statement, the terms the “Company,” “we,” “our” and “us” refer to Maui Land & Pineapple Company, Inc.

Notice of Internet Availability of Proxy Materials

Pursuant to the Securities and Exchange Commission, or the SEC, “notice and access” rules, which allow companies to furnish their proxy materials over the Internet, we intend to mail to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the proxy materials on or about March 31, 2023. We sometimes refer to this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or the 2022 Annual Report, and the proxy card, together as the “Proxy Materials.”

We will also provide access to the Proxy Materials over the Internet on or about March 31, 2023. You may read, print and download the Proxy Materials at http://www.edocumentview.com/MLP.

Because we are furnishing the Notice to our stockholders of record, you will not receive printed Proxy Materials unless you request them. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Materials electronically. It also instructs you on how you may submit your proxy over the Internet, by toll-free number, or virtually at the Annual Meeting. After receiving the Notice, stockholders can request to receive a paper copy of the Proxy Materials by mail. In addition, the Notice contains instructions on how stockholders may request to receive Proxy Materials electronically by e-mail.

Voting Eligibility and Procedures

Holders of record of shares of our common stock, no par value, at the close of business on March 21, 2023, or the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of our common stock, with each share entitling its owner to one vote per share on each matter properly brought before the Annual Meeting. stockholders will not be entitled to cumulate their votes in the election of directors.

Holders of Record - If, on the Record Date, your shares of common stock of the Company, no par value, or our common stock, were registered directly in your name with our transfer agent, Computershare Limited, then you are a “holder of record.” As a holder of record, you may vote at the virtual Annual Meeting, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice. If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. Race Randle and Wade K. Kodama, the designated proxyholders, are members of our management.

Beneficial Owners - If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, or a Nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that Nominee. The Nominee holding your account is considered the holder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your Nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, if you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid “legal proxy” or obtain a control number from your Nominee. Please contact your Nominee directly for additional information.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our principal corporate office at 200 Village Road, Lahaina, Hawaii 96761 for the ten days prior to the Annual Meeting.

Shares Outstanding and Quorum

As of the Record Date, approximately 19,614,221 shares of our common stock were issued and outstanding. Votes cast by proxy or via conference call at the Annual Meeting will be tabulated to determine whether or not a quorum is present for the transaction of business at the meeting. A quorum will exist if a majority of shares of our common stock issued and outstanding as of the Record Date are represented at the meeting, either virtually via conference call or by proxy.

Proxies

Shares of our common stock represented by properly executed proxies received by us at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in those proxies. If no directions are given by a proxy, shares represented thereby will be voted in favor of: (i) the election of Glyn Aeppel, Stephen M. Case, John Sabin, R. Scot Sellers, and Anthony P. Takitani as directors to serve for a one-year term to expire at the 2024 Annual Meeting of Stockholders or until their successors are elected and qualified; (ii) the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers; (iii) the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2023; (iv) the approval of the amendment to the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan to increase the total number of shares for issuance by 500,000 shares and to increase the individual award limit to 400,000 shares; and (v) the transaction of such other business as may be properly brought before the Annual Meeting or any postponement or adjournment thereof. Our Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Proposals

At the Annual Meeting, stockholders will act upon the following proposals:

1.	the election of five directors to serve for a one‑year term to expire at the 2024 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	the approval, on a non‑binding advisory basis, of the compensation paid to our named executive officers;

3.	the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2023;

4.

the approval of the amendment to the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan to increase the total number of shares reserved for issuance by 500,000 shares and to increase the individual award limit to 400,000 shares; and

5.	the transaction of such other business as may be properly brought before the Annual Meeting or any postponement or adjournment thereof.

Board Recommendations

The Board recommends you vote:

1.

“FOR” the election of Glyn Aeppel, Stephen M. Case, John Sabin, R. Scot Sellers and Anthony P. Takitani to each serve for a one‑year term to expire at the 2024 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	“FOR” the approval, on a non‑binding advisory basis, of the compensation paid to our named executive officers;
3.	“FOR” the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2023; and
4.

“FOR” the approval of the amendment to the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan to increase the total number of shares reserved for issuance by 500,000 shares and to increase the individual award limit to 400,000 shares.

Voting Requirements to Approve each Proposal

The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of withheld votes, votes against, abstentions and broker non-votes on each of the proposals, are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF “WITHHOLD” VOTES, VOTES “AGAINST” AND ABSTENTIONS	EFFECT OF BROKER NON-VOTES
Proposal No. 1: To elect five directors to serve for a one-year term to expire at the 2024 Annual Meeting of Stockholders or until their successors are elected and qualified

Requires a plurality of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the election of directors (assuming that a quorum is present). This means that the five nominees receiving the highest number of votes at the Annual Meeting will be elected.

		A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: To approve, on a non-binding advisory basis, the compensation paid to our named executive officers

Requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter (assuming that a quorum is present).

		An “ABSTAIN” vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.
Proposal No. 3: To ratify the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2023

Requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter (assuming that a quorum is present).

		An “ABSTAIN” vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote “AGAINST” this proposal.	Because a bank, broker, dealer or other Nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

Proposal No. 4:

To approve the amendment to the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan to increase the total number of shares reserved for issuance by 500,000 shares and to increase the individual award limit to 400,000 shares

Requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter (assuming that a quorum is present).

		An “ABSTAIN” vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.

Abstentions and Broker Non‑Votes

Abstentions

When an eligible voter attends the Annual Meeting via conference call but decides not to vote, his or her decision not to vote is called an “abstention.” Properly executed proxies that indicate “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•	abstention shares are deemed present and entitled to vote for purposes of establishing a quorum;

•

abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

•

abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non‑Votes

If you are the beneficial owner of shares held in “street name” by a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. “Broker non‑votes” occur when shares held by a Nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the broker does not receive voting instructions from the beneficial owner, and (ii) such proposal is a non‑routine proposal for which the Nominee lacks the discretionary authority to vote the shares. Whether a proposal is routine or non‑routine is determined under the rules of the New York Stock Exchange, or NYSE. Thus, when no voting instructions are received and a Nominee lacks the discretion to vote on his or her clients’ behalf, Nominees are generally required to return the proxy (or a substitute) marked with an indication that the Nominee lacks voting power over that particular proposal. This type of response is known as a “broker non‑vote.” We will treat broker non‑votes as follows:

•	broker non‑votes are deemed present and entitled to vote for purposes of establishing a quorum;

•

broker non‑votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority (or some other percentage) of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non‑vote will not affect the outcome of the voting on a proposal that requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal for approval; and

•

broker non‑votes will have the same effect as a vote against a proposal that requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal for approval.

Revocation of Proxy

If you are a stockholder of record and vote by proxy, you may revoke your proxy at any time before it is voted by:

•	signing and returning another proxy card bearing a later date;

•	submitting another proxy on the Internet or by telephone (your latest telephone or Internet voting instructions are followed); or

•	submitting written notice of revocation to our chief financial officer prior to or at the Annual Meeting or voting at the Annual Meeting.

Your attendance at the Annual Meeting via conference call will not have the effect of revoking your proxy unless you give written notice of revocation to our chief financial officer before the polls are closed. Any written notice revoking a proxy should be sent to our chief financial officer at 200 Village Road, Lahaina, Hawaii 96761, and must be received before the polls are closed.

If your shares are held in the name of a Nominee, you may change your vote by submitting new voting instructions to your Nominee. Please note that if your shares are held of record by a Nominee and you decide to attend and vote at the Annual Meeting, your vote via conference call at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your Nominee in advance of the Annual Meeting.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing (when requested) of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such services.

Result Announcement

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Stockholder Proposals and Nominations

Under Rule 14a‑8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, in order for business to be properly brought by a stockholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting. Thus, proposals of stockholders intended to be presented pursuant to Rule 14a‑8 under the Exchange Act must be received at our principal corporate office at 200 Village Road, Lahaina, Hawaii 96761 on or before December 1, 2023 in order to be considered for inclusion in our proxy statement and proxy card for the 2024 annual meeting of stockholders, or the 2024 Annual Meeting.

Our Bylaws contain additional requirements that must be satisfied for any proposal of stockholders made other than under Rule 14a‑8. Compliance with these requirements will entitle the proposing stockholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a stockholder unless the stockholder has given timely written notice in proper form of such proposal or nomination to our Secretary. Such proposals or nominations may be made only by persons who are stockholders of record on the date on which such notice is given and on the record date for determination of stockholders entitled to vote at that meeting. Stockholder notices of any proposals or nominations intended to be considered at the 2024 Annual Meeting will be timely under our Bylaws only if received at our principal corporate office no earlier than January 17, 2024, and no later than February 16, 2024. However, if the 2024 Annual Meeting is called for a date that is not within 30 days before or 60 days after May 16, 2024, any such notice will be timely only if it is received by the Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the date of the public disclosure of the date of our 2024 Annual Meeting.

To be in proper written form, a stockholder’s notice concerning a proposal to be presented at an annual meeting must comply with the terms of our Bylaws and set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any Stockholder Associated Person, as defined in our Bylaws;

•

the class and number of shares of the Company that held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person;

•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Company

•	any material interest of the stockholder or a Stockholder Associated Person in such business; and

•

a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the Company’s voting shares required under applicable law to carry the proposal.

To be in proper written form, a notice concerning a nomination for election to the Board must comply with the terms of our Bylaws and set forth as to each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the class and number of shares of our stock that are held of record or are beneficially owned by the person and any derivative positions held or beneficially held by the nominee;

•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee;

•

a description of all arrangements or understandings between or among any of the stockholder, each nominee and/or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or relating to the nominee’s potential service on the board of directors;

•

a written statement executed by the person acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and as to the stockholder giving the notice:

•	the name and address, as they appear on the Company’s books, of the stockholder proposing a director nomination and any Stockholder Associated Person of such stockholder;

•

the class and number of shares of the Company that held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person;

•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Company;

•	any material interest of the stockholder or a Stockholder Associated Person in such business;

•

a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such person; and

•

any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Upon request by the Board, any person nominated by a stockholder for election as a director must provide the Secretary: (i) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee

Any notice concerning proposals or nominations sought to be considered at an annual meeting should be addressed to our Secretary at our principal corporate office, located at 200 Village Road, Lahaina, Hawaii 96761. The full text of the Bylaws provisions referred to above, which also set forth requirements and limitations as to stockholder proposals or nominations to be considered at any special meeting, may be obtained by contacting our chief financial officer at the foregoing address, by telephone at 808‑665‑5452, or e‑mail at wkodama@kapalua.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors,” and elsewhere, in our 2022 Annual Report. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements.

The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

MATTERS TO BE VOTED UPON

PROPOSAL 1: TO ELECT FIVE DIRECTORS TO SERVE FOR A ONE-YEAR TERM TO EXPIRE AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

General Information

Our Board currently consists of seven members who were elected or appointed for a one‑year term or until their successors are elected or appointed and qualified. On March 14, 2023, the Board approved a reduction of the size of the Board to five members to be effective as of the date of the Annual Meeting. Based upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals for election to the Board for the term that ends at the 2024 Annual Meeting: Ms. Glyn Aeppel, Messrs. Stephen M. Case, John Sabin, R. Scot Sellers and Anthony P. Takitani, or our Director Nominees. David A. Heenan and Arthur C. Tokin will not stand for re-election at the Annual Meeting and all nominees, with the exception of Mr. Sellers, currently serve on the Board. Mr. Sellers appointment to the Board and to the position of Chairperson of the Board will be effective as of April 1, 2023.

In the event that any person nominated as a director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board to fill the vacancy. We do not expect that any of the nominees will be unavailable to serve.

It is the Company’s policy to encourage directors and director nominees to attend the Annual Meeting. We expect that all of our Director Nominees will attend the Annual Meeting.

Set forth below is biographical information for each Director Nominee for election at the Annual Meeting. There are no family relationships among any of our directors or executive officers.

Recommended Vote

The election of each of our Director Nominees requires a plurality of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the election of directors. This means that the five nominees receiving the highest number of votes at the Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast. Stockholders may vote “FOR,” or “WITHHOLD” with respect to this Proposal 1. A “WITHHOLD” vote with respect to a Director Nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

This proposal is considered a non-routine matter under applicable stock exchange rules. A bank, broker or other Nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIVE PERSONS NOMINATED BY OUR BOARD TO SERVE FOR A ONE-YEAR TERM TO EXPIRE AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL EACH SUCCESSOR IS ELECTED AND QUALIFIED.

INFORMATION REGARDING DIRECTOR NOMINEES

The following information sets forth the names, ages and positions of our Director Nominees.

Name	Age	Position
Glyn Aeppel(1)(3)	64	Director
Stephen M. Case(2)	64	Director
John Sabin(2)(3)	68	Director
R. Scot Sellers(4)	66	Chairperson of the Board
Anthony P. Takitani(1)(3)	68	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Corporate Governance Committee.
(4)

On March 14, 2023, the Board approved the appointment of Mr. Sellers to serve as a member and Chairperson of the Board, effective April 1, 2023, with a term that expires at the Annual Meeting, or until his earlier resignation or removal. If elected at the Annual Meeting, Mr. Sellers would also serve as a member of the Audit Committee and Compensation Committee.

Directors

Our Board is currently comprised of seven members, each of whom was elected or appointed to serve for a one-year term until our Annual Meeting, or until their successors are elected or appointed and qualified. On March 14, 2023, the Board approved a decrease in the authorized number of directors, reducing the size of the Board from seven directors to five directors, effective at the Annual Meeting. The following biographical information discloses the age, business experience and other directorships held during the past five years for our Director Nominees. It also includes the experiences, qualifications, attributes and skills that led to the conclusion that the individual should serve as our director.

Glyn Aeppel

Ms. Aeppel has served as a director on the Board since July 2022. Ms. Aeppel is president and chief executive officer of Glencove Capital, a lifestyle hospitality investment and advisory company that she founded in 2010. From October 2008 to May 2010, Ms. Aeppel served as chief investment officer of Andre Balazs Properties, an owner, developer and operator of lifestyle luxury hotels. From April 2006 to October 2008, she served as executive vice president of acquisitions and development for Loews Hotels and was a member of its executive committee. From April 2004 to April 2006, she was a principal of Aeppel and Associates, a hospitality advisory development company, during which time she assisted Fairmont Hotels and Resorts in expanding in the United States and Europe. Prior to April 2004, Ms. Aeppel held executive positions with Le Meridien Hotels, Interstate Hotels & Resorts, Inc., FFC Hospitality, LLC, Holiday Inn Worldwide and Marriott Corporation. Ms. Aeppel currently serves on the board of directors of Simon Property Group (NYSE:SPG), where she is a member of the Governance and Nominating Committee, and AvalonBay Communities, Inc. (NYSE:AVB), where she is a member of the Nominating, Governance and Corporate Responsibility Committee and the Investment and Finance Committee. She also serves on the board of Concord Hospitality Enterprises, Exclusive Resorts LLC, and Gilbane Inc., all privately held companies. Ms. Aeppel previously served on the boards of Key Hospitality Acquisition Corporation, Loews Hotels Corporation and Sunrise Senior Living, Inc. Aeppel holds a Master of Business Administration from Harvard Business School, and a Bachelor of Arts Honors in Economics and Government from Principia College.

Ms. Aeppel’s extensive real estate, leadership and board experience make her very well qualified for her role on our Board.

Stephen M. Case

Mr. Case has served as a director on the Board since December 2008. Mr. Case has also served as chairman and chief executive officer of Revolution LLC, an investment firm, since April 2005; as a partner of Revolution Growth II, LP, a growth‑stage investment firm, since August 2011; as a partner of Revolution Growth III, LP, a growth‑stage investment firm, since June 2015; as a partner of Revolution Growth IV, LP, a growth-stage investment firm, since November 2020; as a partner of Revolution Ventures II, LP, an early‑stage technology investment firm, since July 2013; as a partner of Revolution Ventures III, LP, an early-stage technology investment firm, since November 2018; as a partner of Rise of the Rest Seed Fund, LP, a revolution early-stage investment firm, since November 2017; as a partner of Rise of the Rest Seed Fund II, LP, a revolution early-stage investment firm, since March 2019; as a partner of Rise of the Rest Real Estate Management Company since December 2019; as a member of the board of directors of Sweetgreen, Inc., a public food company, from December 2013 to June 2022; and as chairman of Exclusive Resorts LLC, a membership‑based luxury real estate company, since November 2004. From June 2014 to July 2019, Mr. Case served on the board of Revolution Foods, a public benefit corporation in the food industry. He also served on the board of Bloom Energy Corporation, a public company focused on generating sustainable energy, from July 2014 to March 2016, and the board of BigCommerce Holdings, Inc., an ecommerce platform, from July 2013 to October 2015. From December 2010 to March 2013, Mr. Case served on the board of Zipcar, Inc., a public car-sharing company. Mr. Case was chairman of the board of Time Warner, Inc., a public media and entertainment company, from January 2001 to May 2003. He was also chairman of the board and chief executive officer of America Online, Inc., a public internet company from 1995 to January 2001 and from 1993 to 1995, respectively. Mr. Case holds a Bachelor of Arts in Political Science from Williams College.

Mr. Case is an experienced business leader, whose experience leading other public companies further augments his range of knowledge, providing experience on which he can draw while serving on our Board. In addition, Mr. Case also brings the perspective of our largest stockholder to the Board.

John Sabin

Mr. Sabin has served as a director on the Board since July 2022. Mr. Sabin is chief financial officer at Revolution LLC, a private investment firm. Prior to joining Revolution, he was the executive vice president, chief financial officer, and general counsel for Phoenix Health Systems, a healthcare information technology outsourcing and consulting company, where he was responsible for the company’s finance, accounting, contracting and legal functions. Mr. Sabin previously served in senior finance positions with Marriott, Manor Care Choice Hotels, as well as smaller firms including a venture capital firm and a biotech company. He was the chief financial officer for two public hospitality companies and presently serves as an independent director of Hersha Hospitality Trust, a publicly traded real estate investment trust in the hospitality sector. Mr. Sabin received a  Bachelor of Science in Accounting Bachelor of Science in and University Studies from Brigham Young University and holds a Juris Doctor from J. Reuben Clark Law School and a Master of Business Administration and  Master’s of Accountancy from Marriott School of Management. Mr. Sabin is a member of the American Bar Association and the American Institute of Certified Public Accountants and is a licensed attorney and certified public accountant.

Mr. Sabin’s extensive business experience, certified public accounting experience, legal experience in the hospitality industry and board experience make him very well qualified for his role on our Board.

R. Scot Sellers

Mr. Sellers was appointed to serve as a director on the Board and Chairperson of the Board, effective April 2023. Since November 2011, Mr. Sellers has served on the board of Inspirato LLC, a luxury hospitality company and since May 2018, served as an Advisory Director at Milhaus, a developer of innovative apartment communities in multiple cities in the United States. Mr. Sellers has also served on the board of Howard Hughes Corporation, a developer of high-quality master planned communities, including the award-winning Ward Village community in Honolulu, Hawaii, since November 2010.  Since July  2010, Mr. Sellers has served on the board of the Irvine Company, an owner/developer and operator of some of the highest quality real estate in Coastal California. Mr. Sellers was the chairman of the board and chief executive officer of Archstone Communities, a public global real estate company with operations in multiple cities across the United States and Europe from January 1997 to February 2013 and served as Chief Investment Officer from February 1993 to January 1997.  During his twenty-year tenure, Mr. Sellers and his team grew the company from $250 million in assets to over $22 billion in assets, while providing outstanding returns to Stockholders. He received a Master of Business Administration from Stanford University and a Bachelor of Science in Biochemistry from Lewis and Clark College.    [WK1]Please remove “since February 2022”

Mr. Sellers’ extensive real estate, leadership and board experience make him very well qualified for his role on our Board.

Anthony P. Takitani

Mr. Takitani has served as a director on the Board since April 2015. Mr. Takitani is an attorney and partner of the law firm Takitani Agaran Jorgensen and Wildman LLP, a firm specializing in real estate, commercial and personal injury law in Maui, Hawaii. Mr. Takitani has also served two terms as a legislator in the State of Hawaii House of Representatives from 1978 to 1982. From 1994 to present, he continues to serve on the board of Maui Health Systems, a not-for-profit organization dedicated to providing affordable healthcare services. Mr. Takitani is very involved in the Maui community, having served on numerous non-profit boards for organizations such as the Maui Arts & Cultural Center. Mr. Takitani received a Juris Doctor from Southwestern University School of Law in Los Angeles and a Bachelor of Arts in Political Science from University of Hawaii at Manoa.

Mr. Takitani’s extensive legal background, experience as a legislator and involvement in the Maui community make him a valuable asset on our Board.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Communications with the Board

All stockholders and interested parties wishing to submit written communications to our management and non‑management directors should address their communications to: Board of Directors of Maui Land & Pineapple Company, Inc., or to the specified individual director, c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. All such correspondence will be forwarded to the specified director or in the absence of such specification, to our lead independent director or chairperson.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees. We also utilize an ethics reporting email and voice system which is monitored by the Audit Committee of the Board of Directors. Our Code of Business Conduct and Ethics is available on our website at www.mauiland.com under the Investor Relations section of the website. We will promptly disclose on our website the nature of any amendment to, or waiver or implicit waiver from, our Code of Business Conduct and Ethics that applies to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Board Leadership Structure and Risk Oversight

Our Board does not have a policy, one way or the other, on whether the same person should serve as both our chief executive officer and chairperson of the Board or whether the chairperson should be a non‑employee director. Our Board believes that it should have the flexibility to make this determination at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over the past several years, we have had different leadership structures reflecting our circumstances at the time. Previously, Mr. Haruki served as both Chairperson of the Board and Chief Executive Officer, which the Board believed was appropriate, given Mr. Haruki’s experience in serving in both of these roles, his strong leadership capability and the efficiency of having the roles combined. However, effective March 31, 2023, Mr. Haruki will step down as Chairperson of the Board and Chief Executive Officer of the Company. Effective April 1, 2023, Race Randle will serve as Chief Executive Officer and Mr. Sellers will serve as Chairperson of the Board. Therefore, effective as of April 1, 2023, the roles of chief executive officer and chairperson will be separated, and following the date of the Annual Meeting, it is anticipated that the roles of chief executive officer and chairperson will continue to be separated. The Board believes this leadership structure is appropriate because Mr. Sellers has  extensive experience as a chief executive officer and leader in the real estate industry and the segregation of duties between the chairperson of the Board and chief executive officer will facilitate oversight and risk mitigation efforts by the Board.

Previously, whenever the chairperson was an employee of the Company, the Board selected a “lead independent director.” Mr. Tokin currently serves as the lead independent director and as such, has presided over meetings of the non‑management directors. However, Mr. Tokin is not standing for re-election and, upon the election of directors at the Annual Meeting, the Company will not have a lead independent director. We believe that this leadership structure is appropriate, following the Annual Meeting, given that, if Mr. Sellers is elected to the Board, the chairperson of the Board will no longer be an employee of the Company which will provide an appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Our Audit Committee oversees our risk management functions, the purpose of which is to identify potential events and risks that may affect our business and objectives including, without limitation, financial, cybersecurity and compliance risks. To fulfill this duty, the Audit Committee works with our external auditors and management to highlight significant enterprise‑wide risks, to establish operational plans to control and mitigate risks and to monitor and review the risk management function. Our Audit Committee discusses its findings with the Board and consults with the Board on all major decisions.

Family Relationships

There are no family relationships among any of our directors, Director Nominees or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

No Hedging or Pledging Policy

Our Insider Trading Policy, which was previously adopted by the Board, prohibits our directors, officers, employees and consultants from hedging the economic interest in our securities, and from pledging our securities, except for certain pledges of securities as collateral for loans with the prior approval of our chief executive officer.

INFORMATION REGARDING COMMITTEES OF THE BOARD

Our Board has established three standing committees: our Audit Committee, our Compensation Committee, and our Nominating and Governance Committee. Our Board has approved a written charter for each of these committees, and each such charter, as well as our Corporate Governance Guidelines, are posted on our website at www.mauiland.com/investor.shtml.

The table below lists each director’s and Director Nominees' committee memberships and the chairperson of each Board committee.

Name	Audit	Compensation	Nominating and Corporate Governance
Glyn Aeppel	X(2)		X
Stephen M. Case		X
David A. Heenan(3)	X	X(1)	X
John Sabin		X(2)	X
R. Scot Sellers(4)	X	X
Anthony P. Takitani	X		X(1)(2)
Arthur C. Tokin(3)	X(1)	X	X

(1)	Current Chairperson.

(2)	Chairperson following the election of directors at the Annual Meeting.

(3)	Mr. Heenan and Mr. Tokin will not be standing for re-election at the Annual Meeting.

(4)

On March 14, 2023, the Board approved the appointment of Mr. Sellers to serve as a member and Chairperson of the Board, effective April 1, 2023, with a term that expires at the Annual Meeting, or until his earlier resignation or removal. If elected at the Annual Meeting, Mr. Sellers would serve as a member of the Audit Committee and Compensation Committee.

Board and Committee Meetings

During 2022, the Board held four meetings; our Audit Committee held four meetings; our Compensation Committee held two meetings; and our Nominating and Governance Committee held three meetings. Our Board and each committee conduct annual self‑evaluations of their effectiveness. In 2022, all directors attended 100% of the aggregate meetings of the Board and committees on which they serve. Board members are encouraged, but not required, to attend our annual meetings. Each of the directors attended the 2022 Annual Meeting of Stockholders.

Audit Committee

Members of our Audit Committee are currently Messrs. Tokin (Chairperson), Heenan and Takitani. Following the election of directors at the Annual Meeting, members of our Audit Committee will be Ms. Aeppel (Chairperson) and Messrs. Sellers and Takitani. Our Board has determined that all of the above-mentioned Audit Committee members, current and anticipated, are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC. Our Board has determined that all above mentioned Audit Committee members, current and anticipated, are “audit committee financial experts” as defined in the rules and regulations of the SEC.

Our Audit Committee is responsible for, among other things, monitoring the integrity of our consolidated financial statements, our system of internal accounting controls and financial reporting processes, and the overall performance of our internal auditors. Our Audit Committee is also responsible for hiring, determining compensation for, and reviewing the independence and performance of, our independent registered public accounting firm.

Compensation Committee

Members of our Compensation Committee are currently Messrs. Heenan (Chairperson), Takitani and Tokin. Following the election of directors at the Annual Meeting, members of our Compensation Committee will be Messrs. Sabin (Chairperson), Case and Sellers. Our Board has determined that all of the above-mentioned Compensation Committee members, current and anticipated, are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC.

Our Compensation Committee reviews and approves the compensation plans, salary recommendations and other matters relating to compensation of our named executive officers and directors. Compensation recommendations regarding the named executive officers (except for the chief executive officer) and directors are generally provided to our Compensation Committee by our chief executive officer and approved by the Compensation Committee. Our chief executive officer’s total compensation is recommended by our Compensation Committee and approved by the Board. Our Compensation Committee generally retains the services of a compensation consultant to evaluate the compensation of our named executive officers and directors.

Our Compensation Committee has the sole authority to retain and terminate outside counsel and other outside experts or consultants, at our expense, as deemed appropriate.

Nominating and Governance Committee

Members of our Nominating and Governance Committee are currently Messrs. Takitani (Chairperson), Heenan, Tokin and Ms. Aeppel. Following the election of directors at the Annual Meeting, members of our Nominating and Governance Committee will be Messrs. Takitani (Chairperson) and Sabin, and Ms. Aeppel. Our Board has determined that all of the above-mentioned Nominating and Governance Committee members, current and anticipated, are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC.

Our Nominating and Governance Committee identifies, evaluates, and recommends qualified candidates to the Board for nomination and election. Our Nominating and Governance Committee’s policy with respect to director candidates recommended by stockholders is that it will consider any such director candidates on the same basis as candidates identified by the Nominating and Governance Committee. Should a stockholder be interested in recommending a director candidate, the stockholder shall address the names and resumes of prospective directors to the Nominating and Governance Committee of Maui Land & Pineapple Company, Inc., c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761.

The criteria that will be applied in evaluating any candidate considered by our Nominating and Governance Committee, including those recommended by stockholders, includes whether or not the candidate:

•	is familiar with the communities of Maui and Hawaii in general;

•	possesses personal and professional integrity, sound judgment and forthrightness;

•	has sufficient time and energy to devote to our affairs;

•	is willing to challenge and stimulate management and is able to work as part of a team in an environment of trust;

•	has an open‑minded approach to, and the resolve to independently analyze, matters presented for consideration;

•	will add specific value by virtue of particular technical expertise, experience or skill relevant to our business; and

•

understands business and financial affairs and the complexities of a business organization. While a career in business is not essential, a nominee should have a proven record of competence and accomplishment through leadership in industry, non‑profit organizations, the professions or government.

Policy for Consideration of Director Nominees

Our Nominating and Governance Committee has not adopted any formal diversity policy with respect to the nomination of qualified director candidates. However, our Nominating and Governance Committee may consider diversity, broadly defined to include a diversity of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, in the context of the requirements of the Board at any specific point in time.

Our Nominating and Governance Committee identifies nominees for positions on the Board by requesting names of potential candidates from the other Board members and from our executive officers. The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for reelection. With respect to existing directors, prior to making its recommendation to the full Board, our Nominating and Governance Committee, in consultation with the chairperson of the Board, reviews each director’s continuation on the Board as a regular part of the nominating process.

Our Nominating and Governance Committee is authorized by its charter to retain a third-party search firm to identify potential nominees to the Board. Our Nominating and Governance Committee reviews resumes of interested candidates and selects those that pass the initial screening for personal interviews, screening, and for final recommendation to the Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and beneficial owners of more than 10% of the outstanding shares of our common stock, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC and to furnish us with copies of such reports. To our knowledge, based solely upon a review of such reports and amendments thereto received by us during or with respect to the most recent fiscal year and upon written representations regarding all reportable transactions, we believe that all Section 16(a) reports were filed on a timely basis with the exception of Form 3 filed late for Wade K. Kodama, our Chief Financial Officer.

PROPOSAL 2: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

We are asking our stockholders to cast a non-binding, advisory vote of the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to SEC compensation disclosure rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to vote on our executive compensation. At our 2019 Annual Meeting of stockholders, a majority of our stockholders voted in favor of holding an advisory vote to approve executive compensation every year. Our Board considered these voting results and decided to adopt a policy providing for an annual advisory stockholder vote to approve our executive compensation. We are therefore holding this year’s advisory vote in accordance with that policy and pursuant to U.S. securities laws and regulations.

Summary

The primary objective of our executive compensation program is to attract and retain executives with the skills necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our stockholders. We recognize there is significant competition for talented executives, especially within the geographic regions in which our operations are located, and it can be particularly challenging for companies with limited operating histories to recruit and retain executives, and other key employees, with the food industry experience necessary to achieve our goals.

In developing our executive compensation program, our Compensation Committee is guided by the following goals and principles:

●

attract, retain, and incentivize executives with the background, experience, and vision necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our stockholders;

●	provide a compensation package that is generally competitive with other companies in our industry that operate in similar geographic locations and are of a similar size and stage of growth; and

●

align the interests of our executives with those of our stockholders by issuing a meaningful portion of total compensation opportunity in the form of equity-based awards linked to the value of our common stock.

For additional information regarding our executive compensation program, please refer to the section of this Proxy Statement entitled “Executive Compensation” and the related compensation tables, notes and narrative discussion.

Proposal

In accordance with Section 14A of the Exchange Act, the Board is asking our stockholders to indicate their support, on a non-binding, advisory basis, for the compensation of our named executive officers as described in this Proxy Statement by casting a vote “FOR” the following resolution:

"Resolved, our Stockholders approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as described in the Proxy Statement for our 2023 Annual Meeting of Stockholders, including the section entitled “Executive Compensation” and the related compensation tables, notes and narrative discussion, including the compensation table and narrative discussion.”

Effect of Proposal

As an advisory vote, this proposal is not binding upon the Board or our Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

We urge our stockholders to carefully review the “Summary Compensation Table” and related narrative disclosure below, which describes the compensation paid to our named executive officers. Our Board and Compensation Committee believe that the compensation paid to our named executive officers, as described in this Proxy Statement, is effective in achieving our compensation objectives.

Recommended Vote

The approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 2. Abstentions will have the same effect as a vote “AGAINST” this proposal.

This proposal is considered a non-routine matter under NYSE rules. A bank, broker or other Nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE OFFICERS

The following information sets forth the names, ages and positions of our executive officers.

Name	Age	Present Position
Executive Officers
Warren H. Haruki(1)	70	Chief Executive Officer and Chairperson of the Board (Principal Executive Officer)
Wade K. Kodama	58	Chief Financial Officer, Treasurer (Principal Financial Officer)
Race Randle(2)	41	Chief Executive Officer (Principal Executive Officer)
Paulus Subrata	44	Vice President

(1)	Effective March 31, 2023, Mr. Haruki will resign as chief executive officer and as a member and chairperson of the Board.
(2)	Effective April 1, 2023, Mr. Randle will serve as chief executive officer, as well as the Company’s principal executive officer.

The following provides certain biographical information with respect to each of our executive officers who is not a director.

Warren H. Haruki

Mr. Haruki has served as our chief executive officer since May 2009 and Chairperson of the Board since January 2009. He has been a director on the Board since 2006. Mr. Haruki served as president and chief executive officer of Grove Farm Company, Inc., a land development company located on Kauai, Hawaii, from 2005 until his retirement in February 2023. He was president of GTE Hawaiian Tel and Verizon Hawaii, communications providers, from 1991 to 2003. Mr. Haruki serves on the boards of several privately held companies and not for profit organizations.

Mr. Haruki’s experience in leadership roles, some of which were in public companies, gives him a deep understanding of the role and strategic priorities of the Board. In addition, his experience with operational and financial matters in similar industries as ours positions him well to serve as our Chairperson and Chief Executive Officer.

Mr. Haruki has announced his retirement as Chief Executive Officer, Chairperson of the Board and member of the Board, effective as of March 31, 2023.

Wade K. Kodama

Mr. Kodama joined the Company as Chief Financial Officer in October 2021. Mr. Kodama previously served as the chief financial officer of Hawaii Unified Industries from July 2019 to September 2021. From 2018 to April 2019, Mr. Kodama was the vice president of Finance at Grace Pacific, LLC, a road building, paving and quarrying company in the State of Hawaii and a subsidiary of Alexander and Baldwin, a publicly traded corporation. From 2016 to 2018, Mr. Kodama served as the project controller for Shimmick/Traylor/Granite, a joint venture responsible for the construction of a $985 million Honolulu Rail Transit contract for the City & County of Honolulu. From 2012 to 2016, he served as vice president of Finance and chief information officer of Weeks Marine, an $800 million dollar a year dredging and marine construction company based out of Cranford, NJ. From 2007 to 2012, Mr. Kodama was the chief financial officer and vice president of Finance at Watts Constructors, a $300 million defense and civil contractor and a wholly owned subsidiary of The Weitz Company. Mr. Kodama also serves as the treasurer and board member of Parents and Childern Together, a 401c(3) to serve early education needs and family services for underprivileged youth. Mr. Kodama holds a Bachelor of Business Administration, Accounting from University of Hawaii at Manoa.

Race Randle

Mr. Randle will serve as our chief executive officer, effective April 1, 2023. Mr. Randle currently serves as an executive vice president of Lendlease, a publicly traded, global real estate company. He has also served on the Hawaii advisory board for The Trust for Public Land since 2017. From December 2012 to March 2021, Mr. Randle served various roles, including senior vice president, for The Howard Hughes Corporation, a publicly traded real estate development and management company, where he played a pivotal role in redeveloping Ward Village in Honolulu, Hawaii. Mr. Randle received a Master of Business Administration and Bachelor of Science in Civil Engineering from California Polytechnic University, San Luis Obispo.

Paulus Subrata

Mr. Subrata has served as vice president of the Company since February 2019. From 2012 to 2019, Mr. Subrata served as our controller, and from 2010 to 2012, he served as director of Internal Audit with the Company. Mr. Subrata also serves on the boards of several non-profit organizations and a privately held company. Mr. Subrata holds a Master of Accounting from the University of Toledo.

EXECUTIVE COMPENSATION

Overview

This section discusses the material components of the executive compensation program offered to our principal executive officer, and our two other most highly compensated executive officers, or, collectively, our “Named Executive Officers.” This narrative discussion of the compensation objectives, policies and arrangements that apply to our Named Executive Officers is intended to be read in conjunction with the “Summary Compensation Table” and related disclosures set forth below. We are a “smaller reporting company” as defined in applicable SEC rules. In preparing the disclosure in this section, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies.” This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt following our Annual Meeting may differ materially from the compensation policies and arrangements summarized in this discussion.

Named Executive Officers

Our Named Executive Officers for the year ended December 31, 2022, were:

●	Warren H. Haruki, our Chairperson and Chief Executive Officer (Principal Executive Officer);

●	Wade K. Kodama, our Chief Financial Officer (Principal Financial Officer); and

●	Paulus Subrata, our Vice President.

Compensation Overview

The primary objective of our executive compensation program is to attract and retain executives with the skills necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our stockholders. We recognize there is significant competition for talented executives, especially within the geographic regions in which our operations are located, and it can be particularly challenging for companies with limited operating histories to recruit and retain executives, and other key employees, with the food industry experience necessary to achieve our goals.

Our Compensation Committee, which is comprised solely of independent directors, assists the Board in developing and reviewing the compensation programs and strategy applicable to our executive officers and directors, and overseeing our overall compensation philosophy. We expect our Compensation Committee will review our executive compensation program in light of market compensation amounts paid by companies that compete with us for management talent, taking into account factors such as total enterprise value, total revenue, growth rate, number of employees, and industry.

Compensation Goals and Principles

In developing our executive compensation program, our Compensation Committee is guided by the following goals and principles:

●

attract, retain, and incentivize executives with the background, experience, and vision necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our stockholders;

●	provide a compensation package that is generally competitive with other companies in our industry that operate in similar geographic locations and are of a similar size and stage of growth; and

●

align the interests of our executives with those of our stockholders by issuing a meaningful portion of total compensation opportunity in the form of equity-based awards linked to the value of our common stock.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by, and paid to each of our Named Executive Officers for the years ended December 31, 2022, and December 31, 2021:

Name and Principal Position	Year	Salary ($)	Stock Awards Annual ($)(1)	Stock Awards Long Term ($)(2)	All Other Compensation ($)(3)	Total
Warren H. Haruki	2022	$430,000	$473,000	$302,720	$348	$1,206,068
Chairperson & Chief Executive Officer	2021	$415,000	$415,000	$265,000	$762	$1,095,762
(Principal Executive Officer)

Wade K. Kodama(4)	2022	$200,000	$61,600	$61,600	$696	$323,896
Chief Financial Officer	2021	44,577	13,300	13,300	0	71,177
(Principal Financial Officer)

Paulus Subrata	2022	$160,000	$70,400	$70,400	$696	$301,496
Vice President	2021	152,885	61,200	61,200	180	275,465

(1)

Stock Awards Annual includes the annual incentive compensation payable in our common stock. Amounts reflect the aggregate grant date fair value of our common stock in accordance with FASB ASC Topic 718. Refer to the section entitled “Incentive-Based Compensation.”

(2)

Stock Awards Long Term includes the long-term incentive compensation payable in our common stock over three years, vesting quarterly. Amounts reflect the aggregate grant date fair value of our common stock in accordance with FASB ASC Topic 718. Refer to the section entitled “Incentive-Based Compensation.”

(3)	All Other Compensation includes the value of life insurance benefits.

(4)	Mr. Kodama was appointed as Chief Financial Officer on October 1, 2021.

Narrative to Summary Compensation Table

Our Compensation Committee has retained the services of Pay Governance, LLC, an outside compensation consultant, to assist in the evaluation of compensation packages offered to our Named Executive Officers. Compensation levels and incentive structures in 2022 and 2021 were based on studies in October 2021 and 2020 by Pay Governance, LLC, of market data from peer companies in the real estate management and development industries comparable to our Company.

In February 2023, 51,582, 6,718 and 7,678, shares of our common stock were granted to Messrs. Haruki, Kodama, and Subrata respectively, for 2022 annual incentive compensation. Shares granted for annual incentive compensation are not subject to vesting. In March 2022, 41,417, 1,327 and 6,108 shares of our common stock were granted to Messrs. Haruki, Kodama and Subrata, respectively, for 2021 annual incentive compensation.

In February 2023, 33,012, 6,720 and 7,680 restricted shares of our common stock that vest quarterly over three years were granted to Messrs. Haruki, Kodama and Subrata, respectively, for 2022 long-term incentive compensation. In March 2022, 26,507, 1,332 and 6,108 restricted shares of our common stock that vest quarterly over three years were granted to Messrs. Haruki, Kodama and Subrata, respectively, for 2021 long-term incentive compensation. Messrs. Haruki, Kodama and Subrata have voting and regular dividend rights with respect to the unvested restricted shares but have no right to dispose of them until such time as they are vested. The restricted shares will fully vest if there is a change-in-control of the Company, as defined by the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan, or the 2017 Plan.

Terms of Employment

None of our Named Executive Officers has a written employment agreement with the Company, other than an offer letter with Mr. Kodama. The material terms of employment for the Named Executive Officers, or the NEO’s, include:

●	Specific responsibilities, duties and professional expectations of the position;
●

Compensation of annual base salary and the Equity Incentive Plan awards of both annual and long-term incentives based on the annual compensation study conducted by independent third party and approved by the Compensation Committee;

●	Executive severance plan (details of the plan are disclosed below);
●	Adherence to the confidentiality obligations; and
●	Adherence to the Code of Business Conduct and Ethics.

Below is a summary of our employment arrangements with each of our NEO’s. For additional information regarding their severance arrangements, refer to the section entitled “Executive Severance Plan.”

Warren H. Haruki

Pursuant to his employment arrangement with the Company, Mr. Haruki received an annual base salary of $430,000. In addition, Mr. Haruki received an annual incentive award of our common stock equal to 88% achievement of 125% of his base salary. For the year ending December 31, 2022, this amounted to $473,000 at the time of grant. Mr. Haruki also receives a long-term incentive award equal to 88% achievement of 80% of his base salary each year, which is subject to quarterly vesting for a period of three years, and amounted to $302,720 for the year ending December 31, 2022.

Wade K. Kodama

Pursuant to his employment arrangement with the Company, Mr. Kodama’s annual base salary was $ 200,000. In addition, Mr. Kodama received an annual incentive award of our common stock equal to 88% achievement of 35% of his prorated base salary. For the year ending December 31, 2022, this amounted to $61,600 at the time of grant. Mr. Kodama also receives a long-term incentive award equal to 88% achievement of 35% of his prorated base salary each year, which is subject to quarterly vesting for a period of three years, and amounted to $61,600 for the year ending December 31, 2022.

Paulus Subrata

Pursuant to his employment arrangement with the Company, Mr. Subrata received an annual base salary of $160,000. In addition, Mr. Subrata receives an annual incentive award of our common stock equal to 88% achievement of 50% of his base salary. For the year ending December 31, 2022, this amounted to $70,400 at the time of grant. Mr. Subrata also receives a long-term incentive award equal to 88% achievement of 50% of his base salary each year, which is subject to quarterly vesting for a period of three years, and amounted to $70,400 for the year ending December 31, 2022.

Incentive-Based Compensation

Our Compensation Committee annually reviews and approves an Incentive Compensation Plan for our named executive officers and certain members of management. Payouts under the 2022 and 2021 Incentive Compensation Plans were payable in common stock of the Company and were based on achieving predetermined thresholds under performance measurements weighted as follows: for 2022, adjusted EBIDTA (as defined), 20%, sale of assets and real estate, 30%, and increase in stockholder value, 50%; and for 2021, adjusted EBIDTA (as defined), 20%, sale of assets and real estate, 30%, and increase in stockholder value, 50%. During 2022 and 2021, thresholds were exceeded for all performance measurements with the exception of sale of assets and real estate for both years resulting in payout percentages of 88% and 80%, respectively.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2022.

		Stock Awards
Name	Award Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Warren H. Haruki	2/09/22	17,671	(2)	$166,814
	2/10/21	13,074	(3)	$123,419
	2/13/20	2,580	(4)	$24,355
Wade K. Kodama	2/09/22	885	(2)	$8,354
Paulus Subrata	2/09/22	4,072	(2)	$38,440
	2/10/21	685	(3)	$6,466
	2/13/20	41	(4)	$387

(1)	The amounts in this column were calculated based on the closing price of our common stock as of December 31, 2022, which was $9.44 as reported by NYSE.

(2)

This amount represents shares subject to a restricted stock award that was granted on February 9 , 2022 and remained unvested as of December 31, 2022. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

(3)

This amount represents shares subject to a restricted stock award that was granted on February 10, 2021, and remained unvested as of December 31,2022. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

(4)

This amount represents shares subject to a restricted stock award that was granted on February 13, 2020, and remained unvested as of December 31, 2022. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

Executive Severance Plan

The Company maintains an Executive Severance Plan, or Severance Plan, to retain key executives and encourage such executives to use their best business judgment in managing the affairs of the Company. The Severance Plan is administered by our Compensation Committee and provides certain severance benefits in the event an executive is involuntary terminated. As of December 31, 2022, the Severance Plan covered the Company’s Named Executive Officers.

Under the terms of the Severance Plan, if a participant experiences (a) a separation from service as a result of the participant’s death or disability or (b) an involuntary separation from service by the Company without cause or as a result of the participant’s resignation for good reason, the Company shall pay to the participant certain severance benefits as defined in the Severance Plan. If a participant is terminated by the Company for cause or resigns without good reason, the participant is not entitled to any severance payments or benefits.

The following table shows the potential payments that would have been made to the Company’s Named Executive Officers under the terms of the Severance Plan, assuming a separation date of December 31, 2022:

Name / Benefit	Severance Pay(1)	Incentive Compensation Plan Severance (2)	Health Insurance (3)	Total
Warren H. Haruki
Termination upon death or disability	$415,000	$842,243	$-	$1,684,485
Termination without cause or resignation for good reason	$830,000	$1,684,485	$696	$2,515,181

Wade K. Kodama
Termination upon death or disability	$150,000	$13,300	$-	$163,300
Termination without cause or resignation for good reason	$300,000	$26,600	$1,044	$327,644

Paulus Subrata
Termination upon death or disability	$80,000	$74,850	$-	$154,850
Termination without cause or resignation for good reason	$160,000	$149,700	$696	$310,396

(1)

Represents a lump sum payment of the NEO’s annual base salary multiplied by 100% for the chief executive officer, 75% for the chief financial officer and 50% for the vice president in the event of termination upon death or disability. Represents severance payments of the NEO’s base salary at the time of termination paid over a period of 24 months for the chief executive officer, 18 months for the chief financial officer and 12 months for the vice president in the event of termination without cause or resignation for good reason.

(2)

Represents the average value of the previous two-years of granted incentive awards to the NEO multiplied by 100% for the chief executive officer, 75% for the chief financial officer and 50% for the vice president in the event of termination upon death or disability. Represents the average value of the previous two-years of granted incentive awards to the NEO multiplied by 200% for the chief executive officer, 150% for the chief financial officer and 100% for the vice president in the event of termination without cause or resignation for good reason.

(3)

Continued coverage for the participant and any dependents under the Company’s group health plan in which the participant and any dependents were entitled to participate immediately prior to the participant’s separation from service.

PAY VERSUS PERFORMANCE

Pursuant to Item 402(v) of Regulation S-K of the Exchange Act, the following table sets forth information about the relationship between the compensation actually paid to our executive officers and certain performance metrics of the Company. For further information regarding executive compensation considerations and decisions for our named executive officers, refer to “Executive Compensation” of this Proxy Statement.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(3)	Average Summary Compensation table total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income (loss) ($ in millions)(5)
2022	$1,206,068	$642,721	$312,696	$293,498	$87.04	$1,787,000
2021	$1,095,762	$314,375	$247,081	$126,625	$82.23	$(3,420,000)

(1)	The “PEO” represents Warren H. Haruki.

(2)	The “Non-PEO NEOs” for each applicable year are as follows:
(a) 2022: Wade K. Kodama and Paulus Subrata.

(b)         2021: Michael S. Hotta, Wade K. Kodama and Paulus Subrata. Mr. Hotta served as Chief Financial Officer through September 3, 2021 and Mr. Kodama filled the vacancy for Chief Financial Officer on October 1, 2021.

(3)

The dollar amounts reflected in this column represent the “compensation actually paid” to the PEO and the Non-PEO NEOs, respectively, computed in accordance with Item 402(v) of Regulation S-K. The following table reflects the adjustments made to determine the “compensation actually paid” (all amounts are averages for the Non-PEO NEOs):

Year	Executive(s)	Summary Compensation Table Total	Deduct Stock Awards Granted in Year	Add Year-End Fair Value of Unvested Equity Awards Granted In Year	Change in Fair Value of Unvested Equity Awards Granted in Prior Years	Change in Vesting Date Fair Value of Equity Awards Granted in Prior Years Which Vested in Year	Compensation Actually Paid
2022	PEO	$1,206,068	$(680,000)	$176,667	$(33,341)	$(26,673)	$642,721
	Non-PEO NEOs	$312,696	$(37,250)	$24,833	$(3,768)	$(3,014)	$293,498
2021	PEO	$1,095,762	$(1,003,885)	$261,173	$(34,701)	$(3,974)	$314,375
	Non-PEO NEOs	$247,081	$(134,274)	$44,758	$(27,761)	$(3,180)	$126,625

(4)	Total Shareholder Return, or TSR, is determined based on the value of an initial fixed investment of $100 on December 31, 2020.

(5)	Net Income as reported in our 2022 Annual Report.

Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

DIRECTOR COMPENSATION

The following table provides information regarding non-employee director compensation for the fiscal year ended December 31, 2022:

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards ($)(3)	Total ($)
Glyn Aeppel(4)	$18,301	$29,740	$48,041
John Sabin(4)	$18,301	$29,740	$48,041
Stephen M. Case	$40,000	$65 ,000	$105 ,000
David A. Heenan	$40,000	$65 ,000	$105 ,000
Anthony P. Takitani	$40,000	$65 ,000	$105 ,000
Arthur C. Tokin	$40,000	$65 ,000	$105 ,000

(1)	Compensation for our Chairperson & Chief Executive Officer, Warren H. Haruki, is provided in the “Executive Compensation” section below.

(2)

Consists of a quarterly retainer. These amounts do not include amounts paid to independent directors to reimburse them for expenses of travel and other reasonable out‑of‑pocket expenses that are related to service on the Board.

(3)

Aggregate grant date fair value (computed in accordance with FASB ASC topic 718) of stock awards granted in 2022, which vest quarterly. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements in our 2022 Annual Report. As of December 31, 2022, Ms. Aeppel and Messrs. Case, Heenan, Sabin, Takitani and Tokin each had no restricted shares unvested.

(4)	Ms. Aeppel’s and Mr. Sabin’s effective date for their directorship did not begin until July 18, 2022. Both their cash and stock compensation were prorated at 45.75% compared to the other Directors.

In 2022, all non‑employee directors received an annual cash retainer fee of $40,000 for the calendar year, paid quarterly with the exception of Ms. Aeppel and Mr. Sabin as their cash retainer was prorated to their effective date of July 18, 2022. Each director is expected to perform committee service and to attend meetings; therefore, we do not pay additional compensation for committee service or for attending meetings. Non‑employee directors were also granted restricted common stock, or restricted shares under the 2017 Plan for the calendar year, which vest quarterly. The directors have voting and regular dividend rights with respect to the unvested restricted shares but have no right to dispose of them until such time as they are vested. Both the cash retainer and restricted share vesting will be prorated to the last date of service should a director depart the Board for any reason, or not be re-elected to the Board. Any unpaid cash retainer and unvested restricted shares due to the Directors departure from the Board will be cancelled.

In 2022 , Messrs. Case, Heenan, Takitani and Tokin were each granted 6,488 restricted shares –1,622 shares vesting quarterly (fair value on December 31, 2022, of $9.44 per share). In 2022, Ms. Aeppel and Mr. Sabin were each granted 2,968 shares, 1,346 shares vested on September 30, 2022, and 1,622 shares vested on December 31, 2022 (fair value on December 31, 2022, of $9.44 per share).

Securities Authorized for Issuance under Equity Compensation Plans

The 2017 Plan is the Company’s current equity compensation plan. Participants of the 2017 Plan include NEO, Non-NEO employees and Directors of the Company. For NEO and Non-NEO, there is an annual component with a lump sum award and a long-term component where shares are vested over 12 calendar quarters subsequent to the issuance date. The award and grant for the NEO are approved and granted by the Compensation Committee. For Non-NEO, the award and grant are approved by the CEO. For the Directors of the Company, the stock compensation component of the annual Board compensation is awarded and granted through the 2017 Plan. The Directors’ award amounts are determined by the Annual Compensation Study and accepted by the Compensation Committee and approved by the Board.

The following table sets forth information about the securities authorized for issuance under our equity compensation plans as of December 31, 2022. The 2017 Plan was approved by the stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2017 Plan	-	-	798,921

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 21, 2023, by (i) each beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our Named Executive Officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated and subject to applicable community property and similar statutes, all persons listed below have sole voting and investment power over all shares of common stock beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Approximate Percent of Class(1)
BENEFICIAL OWNER OF MORE THAN 5% OF SHARES OF COMMON STOCK
TSP Capital Management Group, LLC(2)	1,217,644	6.2%
DIRECTORS AND NAMED EXECUTIVE OFFICERS(3)
Stephen M. Case(4)	11,983,386	61.1%
Warren H. Haruki	595,922	3.0%
Wade K. Kodama	14,297	*
Paulus Subrata	22,667	*
David A. Heenan	29,067	*
Arthur C. Tokin	58,574	*
Anthony P. Takitani	43,005	*
Glyn Aeppel	2,968	*
John Sabin	2,968	*
R. Scot Sellers(5)	0	*
All Directors and Executive Officers as a group (nine persons)	12,752,854	65.0%

*	Less than 1%

(1)

Information in this table concerning directors and named executive officers is based upon information supplied by our directors and named executive officers. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 19,614,221 shares of common stock outstanding as of March 21, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options currently exercisable, or exercisable within 60 days of May 16, 2023, are deemed outstanding.

(2)

Based on a Schedule 13G/A dated February 14, 2023, filed with the SEC. The Schedule 13G/A states that TSP Capital Management Group, LLC has sole dispositive power with respect to 1,217,644 shares of our common stock. The business address of TSP Capital Management Group, LLC is 382 Springfield Avenue, Suite 500, Summit, New Jersey 07901.

(3)	The business address of each director and named executive officer listed is c/o Maui Land & Pineapple Company, Inc., 200 Village Road, Lahaina, Hawaii 96761.

(4)

Substantially all shares beneficially owned by Stephen M. Case are indirectly owned by the Stephen M. Case Revocable Trust. Mr. Case is the sole trustee of the Stephen M. Case Revocable Trust and has the sole power to vote the stock and to sell or otherwise make investment decisions with respect to the shares. Mr. Case has pledged 7,814,012 of his shares to Bank of Hawaii as collateral security for certain obligations.

(5)

On March 14, 2023, the Board approved the appointment of Mr. Sellers to serve as a member and Chairperson of the Board, effective April 1, 2023, with a term that expires at the Annual Meeting, or until his earlier resignation or removal.

PROPOSAL 3: TO RATIFY THE APPOINTMENT OF ACCUITY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023

Our Audit Committee has appointed Accuity LLP as our independent registered public accounting firm for fiscal year 2023. Management considers Accuity LLP to be well-qualified to serve as our independent registered public accounting firm. A representative of Accuity LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement. The representative also will be available to respond to appropriate questions.

Stockholder ratification of the selection of Accuity LLP as our independent registered public accounting firm is required by our Articles of Association. If our stockholders fail to ratify the selection, the Audit Committee may select a different firm until the next annual meeting of stockholders or may submit the new firm to our stockholders for ratification.

Independent Registered Public Accounting Firm

Fees for services performed for us by our independent registered public accounting firm, Accuity LLP, for the years ended December 31, 2022, and 2021, including expenses incurred in connection with these services, were as follows:

	2022	2021
Audit Fees	$167,400	$158,000
Audit-Related Fees	—	—
Tax Fees	34,900	30,000
All Other Fees	—	—
Total Fees	$202,300	$188,000

Auditor Information:

Auditor Name:	Accuity LLP
Auditor Firm ID:	ID 2866
Auditor Location:	Honolulu, Hawaii

Audit Fees

Audit fees are primarily attributable to professional services rendered in connection with the audits of our consolidated financial statements in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2022 and 2021, the reviews of our condensed consolidated financial statements included in our Quarterly Reports on Form 10‑Q, and audits of internal control over financial reporting as of December 31, 2022 and 2021.

Audit-Related Fees

There were no fees billed by Accuity LLP for professional services under “Audit-Related Fees.”

Tax Fees

Tax fees were for professional services rendered for tax compliance and various tax consultations.

Our Audit Committee has considered whether the provision of these tax services by Accuity LLP is compatible with maintaining the independence of Accuity LLP and has determined that the provision of such services by Accuity LLP has not adversely affected the independent registered public accounting firm’s independence.

All Other Fees

There were no fees billed by Accuity LLP for professional services under “All Other Fees.”

Audit Committee Policy—Approval of Fees

It is the policy of our Audit Committee that all audit and permissible non‑audit services provided by our independent registered public accounting firm and related fees paid to our independent registered public accounting firm must be approved in advance by the Audit Committee. As part of this review, our Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. All of the above-described services provided by Accuity LLP were approved in advance by the Audit Committee.

Recommended Vote

The ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2023 requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 3. Abstentions will have the same effect as a vote “AGAINST” this proposal.

This proposal is considered a routine matter under applicable stock exchange rules. Because a bank, broker or other Nominee may vote without instructions on this matter, we do not expect any broker non-votes to result for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF ACCUITY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed with management and the Company’s independent registered public accounting firm, the Company’s quarterly condensed consolidated financial statements and related Forms 10‑Q for 2022, and the Company’s annual audited consolidated financial statements and related 2022 Annual Report, prior to submitting the respective filings.

The Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board and applicable SEC requirements.

The Audit Committee has received the written disclosures and the letter from the Company’s independent public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the 2022 Annual Report.

Audit Committee:

Arthur C. Tokin (Chairperson)

David A. Heenan

Anthony P. Takitani

The above Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing, whether under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent the Company specifically incorporates this report by reference therein.

PROPOSAL 4: TO APPROVE THE AMENDMENT TO THE MAUI LAND & PINEAPPLE COMPANY, INC. 2017 EQUITY AND INCENTIVE AWARD PLAN TO INCREASE THE TOTAL NUMBER OF SHARES RESERVED FOR ISSUANCE BY 500,000 SHARES AND TO INCREASE THE INDIVIDUAL AWARD LIMIT TO 400,000 SHARES

Overview

We are seeking stockholder approval to amend the 2017 Plan to (i) increase the total number of shares of our common stock reserved for issuance under the plan by 500,000 shares, or from 1,305,093 shares to 1,805,093 shares, and (ii) amend the definition of “Award Limit” under the 2017 Plan to increase the number of shares of our common stock that may be issued to any one participant during any fiscal year from 200,000 shares of common stock to 400,000 shares of common stock. The Board approved an amendment to (i) increase the number of shares reserved for issuance under the 2017 Plan by 500,000 shares, and (ii) amend the definition of “Award Limit” under the 2017 Plan to 400,000 shares, on March 14, 2023, subject to stockholder approval. The Board unanimously recommends that our stockholders vote “FOR” approval of the amendment to the 2017 Plan to (i) increase the total number of shares reserved for issuance under the plan by 500,000 shares, and (ii) amend the definition of “Award Limit” under the 2017 Plan to increase the individual award limit to 400,000 shares. The principal provisions of the 2017 Plan, as amended, are summarized below and the proposed amendment to the 2017 Plan is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to the 2017 Plan.

Principal Reasons for Requested Share Increase

The approval of this proposal by our stockholders, which would result in the immediate availability of additional shares for issuance under the 2017 Plan, is critical to the furtherance of our compensation program, and vital to the growth and success of our business. In particular, an increase in the number of shares reserved for issuance under the 2017 Plan is necessary for us to retain our key employees, to continue to motivate and incentivize our employees, and to align the interests of our employees with those of our stockholders.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our employees, directors and consultants whose present and potential contributions are important to our success.

As of December 31, 2022, we had an aggregate of 1,305,093 shares reserved for issuance under our 2017 Plan, and no outstanding options to purchase shares of our common stock under the 2017 Plan. As of March 14, 2023, the total number of shares of common stock available for grants under the 2017 Plan was 798,921.

Description of the 2017 Plan (as proposed to be amended)

The material terms of the 2017 Plan, as proposed to be amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2017 Plan. You are encouraged to read the full text of the 2017 Plan, as proposed to be amended, before making a voting decision.

Our officers and directors are eligible to receive grants under the 2017 Plan, and have a substantial direct interest in the approval of this proposal by our stockholders.

Purposes. The purposes of the 2017 Plan are to enhance our ability to attract and retain the services of qualified employees, directors and consultants and provide additional incentives of such persons to devote their effort and skill to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company.

Shares Authorized. The maximum number of shares of common stock that may be issued under the 2017 Plan is 1,805,093 (if this proposal is approved). To the extent that an award granted under the 2017 Plan terminates, expires or lapses for any reason, any shares subject to the award at such time will be available for future grants under the 2017 Plan. Additionally, shares tendered by holders or withheld by us to pay the exercise price of an award or shares withheld to satisfy tax withholding obligations in connection with the exercise or vesting of any awards will be available for future grants under the 2017 Plan. If any shares of restricted stock are surrendered or repurchased pursuant to the terms of the 2017 Plan, such shares will also be available for future grants under the 2017 Plan.

Limitations on Awards. No more than 1,805,093 shares may be issued pursuant to the exercise of incentive stock options. Subject to adjustment for stock splits and other similar changes in our capital structure, no participant in the 2017 Plan may be granted an award during any fiscal year to exceed 400,000 (if this proposal is approved) shares of common stock. In addition, certain employees -- those whose compensation in the year of grant is, or in a future fiscal year may be, subject to the limitation on deductibility under Section 162(m) of the Code -- may not receive cash-settled performance awards in any fiscal year having an aggregate maximum amount payable in excess of $2,000,000.

Eligible Participants. Incentive stock options may be granted only to Company employees. All other awards may be granted to any of our employees, directors and consultants that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Administrator (as defined below) determines which individuals will participate in the 2017 Plan. As of March 31, 2023, 9 employees, and 5 directors were eligible to participate in the 2017 Plan.

Adjustments. If the number of outstanding shares of the Company is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grants under the 2017 Plan; (b) the exercise prices of and number of shares subject to outstanding options and stock appreciation rights; (c) the number of shares subject to other outstanding awards; (d) the maximum number of shares that may be issued as incentive stock options or other awards and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year, will be proportionately adjusted, subject to any required action by our Board or our stockholders and in compliance with applicable securities laws.

Award Types. The 2017 Plan permits the issuance of the following types of awards: non-qualified and incentive stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments.

●

Options. Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. The Administrator may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The term of options may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years.

●

Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions, which may vest based on time or achievement of performance goals. The price, if any, of a restricted stock award will be determined by the Administrator.

●

Deferred Stock Awards. Deferred stock is determined by the Administrator and may be linked to the satisfaction of one or more performance goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant.

●

Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares. The term of stock appreciation rights may not be longer than ten years.

●

Dividend Equivalents. Dividend equivalents represent the value of the dividends per share of common stock paid by us, if any, calculated with reference to the specified number of shares subject to the participants Award.

●

Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

●	Stock Payments. Stock payments may be in the form of common stock or any option and may be issued as part of a deferred compensation arrangement.

Non-Employee Directors. Under the 2017 Plan, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by our Board, except that no non-employee director may be granted awards in any calendar year for more than 400,000 (if this proposal is approved) shares of common stock.

Administration. The 2017 Plan will be administered by our Board with respect to awards to independent non-employee directors, and by the Compensation Committee of our Board, which is comprised entirely of independent non-employee directors, with respect to all other awards, each of whom is referred to as the Administrator of the 2017 Plan. Subject to the terms and limitations expressly set forth in the 2017 Plan, the Administrator selects the persons who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions and other provisions of the grants. The Administrator may construe and interpret the 2017 Plan and prescribe, amend and rescind any rules and regulations relating to the 2017 Plan.

Eligibility Under Section 162(m) of the Code and Section 16 of the Exchange Act. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation paid to the chief executive officer, chief financial officer, any of the three other most highly compensated officers (excluding the chief executive officer or the chief financial officer) or another “covered employee” (as defined by Section 162(m)) to the extent that such covered employee receives more than $1.0 million in compensation in any single year, subject to an exception for “performance-based compensation” that may apply if the applicable compensation was payable under a written binding contract in effect on November 2, 2017, such contract is not modified in any material respect thereafter, the covered employee was employed on such date, and certain other requirements are met. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, it believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Awards may, but need not, include performance criteria, which may or may not satisfy Section 162(m) of the Code. To the extent that awards include performance criteria, the performance criteria may include any of the factors selected by the Compensation Committee and specified in an award, from among the following objective measures, either individually, alternatively or in any combination, applied to us as a whole or any business unit or subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparable companies, to determine whether the performance goals established by the Compensation Committee with respect to applicable awards have been satisfied:

●	net earnings (either before or after (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization);

●	sales or revenue;

●	net income (either before or after taxes),

●	operating earnings;

●	cash flow (including, but not limited to, operating cash flow and free cash flow);

●	return on assets;

●	return on stockholders’ equity;

●	return on sales;

●	gross or net profit margin;

●	expense or liability;

●	working capital;

●	earnings per share;

●	price per share of common stock; and

●	market share.

Performance goals (and any exclusions) will be set by the Compensation Committee. If required by Section 162(m) of the Code, prior to settlement of any award at least two of the “outside directors” then serving on the Compensation Committee (or a majority if more than two “outside directors” then serve on the Compensation Committee) will determine and certify in writing the extent to which such performance goals have been timely achieved and the extent to which the award has been earned, and the Compensation Committee may adjust downwards, but not upwards, the amount payable pursuant to the award. Awards granted to participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to participants whose compensation is subject to Section 162(m) of the Code, the Compensation Committee may adjust or modify the calculation of performance goals in order to prevent the dilution or enlargement of any award as a result of, or in anticipation of, any unusual or extraordinary events or circumstances, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions, but only to the extent such adjustments would be permitted under Section 162(m) of the Code.

Corporate Transactions. In the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, unless otherwise determined by the Administrator, all outstanding awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the awards may have their vesting accelerate as to all shares subject to such award (and any applicable right of repurchase fully lapse) immediately prior to the consummation of the corporate transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the Administrator will notify the participants that such award will be exercisable for a period of time determined by the Administrator, and such awards will terminate upon the expiration of such period. Awards need not be treated similarly in a corporate transaction. Notwithstanding the foregoing, in the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, the Administrator may provide for the acceleration of vesting.

Method of Payment. The exercise price of options and the purchase price, if any, of other stock awards may be paid in cash or by check or, where expressly approved by the Administrator and permitted by law, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker-assisted or other form of cashless exercise program, any combination of the foregoing or any other method permitted by applicable law.

Transferability. Except as otherwise determined by the Administrator, awards granted under the 2017 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.

Repricing Prohibited. Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, or canceling in exchange for cash outstanding options or stock appreciation rights when the exercise price per share exceeds the fair market value of one share is prohibited without stockholder approval under the 2017 Plan.

Term. The 2017 Plan will terminate 10 years from the date our Board approved it unless it is earlier terminated. The 2017 Plan was adopted by our stockholders, and became effective, on April 28, 2017.

Amendments. Our Board may terminate or amend the 2017 Plan at any time, provided that no action may be taken by our Board (except for adjustment for stock splits and other similar changes in our capital structure described in “Adjustments” above) without the approval of our stockholders to: (i) increase the maximum number of shares that may be issued under the 2017 Plan or (ii) decrease the exercise price of any outstanding option or stock appreciation right.

Clawback or Recoupment. Awards, including gains realized with respect to such awards, under the 2017 Plan will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board or required by law.

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the 2017 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2017 Plan.

Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2017 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Incentive Stock Options. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested) or (ii) makes an election under Section 83(b) of the Code to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Stock Appreciation Rights. A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock Units. In general, no taxable income is realized upon the grant of a restricted stock unit award (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Performance Awards. The participant will not realize income when a performance award is granted (which can be settled in cash or our common stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her or the right to such shares or cash vests. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer or vesting, as applicable. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Withholding Tax Requirements. Whenever shares are to be issued in satisfaction of awards granted under the 2017 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. The Administrator may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

ERISA Information

The 2017 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

If our stockholders approve this proposal, the additional shares of our common stock that would become reserved for issuance under the 2017 Plan would be immediately available to grant equity awards to eligible plan participants. The number of awards (if any) that may be received by individual employees or groups of employees under our 2017 Plan is in the discretion of our Board and therefore cannot be determined in advance.

Recommended Vote

The approval of the amendment to the 2017 Plan to (i) increase the total number of shares reserved for issuance under the plan by 500,000 shares, and (ii) amend the definition of “Award Limit” under the 2017 Plan to increase the individual award limit to 400,000 shares requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

This proposal is considered a non-routine matter under NYSE rules. A bank, broker or other Nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE MAUI LAND & PINEAPPLE COMPANY, INC. 2017 EQUITY AND INCENTIVE AWARD PLAN TO INCREASE THE TOTAL NUMBER OF SHARES RESERVED FOR ISSUANCE BY 500,000 SHARES AND TO INCREASE THE INDIVIDUAL AWARD LIMIT TO 400,000 SHARES.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of the Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Annual Meeting, a number of brokers with account holders who are Company stockholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or the Company. Direct your written request to Maui Land & Pineapple Company, Inc. 200 Village Road, Lahaina, HI 96761, Attention: Corporate Secretary. The Company undertakes to promptly deliver a separate set of the Proxy Materials promptly upon receiving your written request. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of Annual Meeting materials. To take advantage of this opportunity, we have summarized on one set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the Proxy Materials.

ADDITIONAL INFORMATION

We will provide without charge to each person, including any beneficial owner of our common stock to whom a copy of the Proxy Materials has been delivered, upon written or oral request, a copy of any or all of the documents referred to above that have been or may be incorporated into these Proxy Materials by reference, including a copy of our 2022 Annual Report. Requests for copies should be directed to: Maui Land & Pineapple Company, Inc. 200 Village Road, Lahaina, HI 96761, Attention: Investor Relations.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ WARREN H. HARUKI
Warren H. Haruki
Chairperson & Chief Executive Officer
Lahaina, Hawaii

March 31, 2023

APPENDIX A

AMENDMENT TO

MAUI LAND & PINEAPPLE COMPANY, INC.

2017 EQUITY AND INCENTIVE AWARD PLAN

The Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan, effective April 28, 2017 (the “Plan”), is amended as follows:

Section 1.4 of the Plan is amended to read in full as follows:

1.4 “Award Limit” shall mean four hundred thousand (400,000) shares of Common Stock, as adjusted pursuant to Section 11.3; provided, however, that, solely with respect to Performance Awards granted pursuant to Section 8.2(b), “Award Limit” shall mean $2,000,000.

Section 2.1(a) of the Plan is amended to read in full as follows:

2.1 Shares Subject to Plan. (a) Subject to Section 11.3 and Section 2.1(b), the maximum aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan shall be 1,805,093. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Common Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in Section 2.1(a), and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Common Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).

Maui Land & Pineapple Company, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

01 - Glyn Aeppel
02 - Stephen M. Case
03 - John Sabin
04 - R. Scot Sellers
05 - Anthony P. Takitani

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For all EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05
☐	☐	☐	☐	☐

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE 2023 ANNUAL MEETING.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 5 7 3 2 5 2

03SOFC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Maui Land & Pineapple Company, Inc.

The undersigned hereby makes, constitutes and appoints Race Randle and Wade K. Kodama as attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the 2023 Annual Meeting of Stockholders of Maui Land & Pineapple Company, Inc. (the "Company") to be held on Tuesday, May 16, 2023, at 8:30 a.m., Hawaii Standard Time, via Conference Call, pre-registration at https://mauiland.com/investor.shtml required to obtain dial in information. Must register up to two hours prior to start of, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows on the reverse side:

THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE 2023 ANNUAL MEETING.

(Continued and to be marked, dated and signed, on the other side)

C123456789

000000000.000000 ext 000000000.000000 ext
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Maui Land & Pineapple Company, Inc.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
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ADD 5
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m. Eastern time on May 15, 2023.

Online
Go to **www.envisionreports.com/mlp** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

01 - Glyn Aeppel
02 - Stephen M. Case
03 - John Sabin
04 - R. Scot Sellers
05 - Anthony P. Takitani

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For all EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 ☐ 02 ☐ 03 ☐ 04 ☐ 05 ☐

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE 2023 ANNUAL MEETING.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 5 7 3 2 5 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

035OEC

2023 Annual Meeting Admission Ticket
2023 Annual Meeting of Maui Land & Pineapple Company, Inc. Stockholders
Tuesday, May 16, 2023, 8:30 a.m. Hawaii Standard Time
via Conference Call, pre-registration at https://mauiland.com/investor.shtml required to obtain dial in information.
Must register up to two hours prior to start of meeting

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/mlp

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Maui Land & Pineapple Company, Inc.

The undersigned hereby makes, constitutes and appoints Race Randle and Wade K. Kodama as attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the 2023 Annual Meeting of Stockholders of Maui Land & Pineapple Company, Inc. (the "Company") to be held on Tuesday, May 16, 2023, at 8:30 a.m., Hawaii Standard Time, via Conference Call, pre-registration at https://mauiland.com/investor.shtml required to obtain dial in information. Must register up to two hours prior to start of, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows on the reverse side:

THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE 2023 ANNUAL MEETING.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.